UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2016

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 11, 2016, The Middleby Corporation, a Delaware corporation (the “Company”), held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) in Elgin, Illinois.  At the Annual Meeting, the Company’s stockholders voted on five proposals and cast their votes as described below.  The proposals are described in the definitive proxy statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission on April 1, 2016.

1.                                      ELECTION OF DIRECTORS

Proposal one was the election of seven (7) directors.  The shares present were voted as follows:

Nominees	For	Withhold	Broker Non-Votes

Selim A. Bassoul	47,303,031	563,162	5,062,237
Sarah Palisi Chapin	43,909,551	3,956,642	5,062,237
Robert B. Lamb	47,732,758	133,435	5,062,237
Cathy L. McCarthy	47,821,186	45,007	5,062,237
John R. Miller III	42,337,791	5,528,402	5,062,237
Gordon O’Brien	43,819,709	4,046,484	5,062,237
Philip G. Putnam	47,072,244	793,949	5,062,237

Pursuant to the foregoing votes, all seven nominees listed above were elected to the Company’s Board of Directors (the “Board”) to serve until the Company’s 2017 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal.

2.                                      ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal two was the approval, by an advisory vote, of the 2015 compensation of the Company’s named executive officers.  The shares present were voted as follows:

FOR: 41,013,733	AGAINST: 5,931,677	ABSTAIN: 920,783	BROKER NON-VOTES: 5,062,237

Pursuant to the foregoing votes, proposal two was approved on an advisory basis.

3.                                      RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal three was the ratification of Ernst & Young LLP as independent public accountant of the Company for the current fiscal year ending December 31, 2016.  The shares present were voted as follows:

FOR: 52,839,117	AGAINST: 57,271	ABSTAIN: 32,042	BROKER NON-VOTES: 0

Pursuant to the foregoing votes, proposal three was approved.

4.                                      RE-APPROVAL OF THE PERFORMANCE GOALS UNDER THE COMPANY’S 2011 LONG TERM INCENTIVE PLAN, WITH NO ADDITIONAL SHARES AUTHORIZED

Proposal four was the re-approval of the performance goals under the Company’s 2011 Long Term Incentive Plan, with no additional shares authorized.  The shares present were voted as follows:

FOR: 46,910,244	AGAINST: 918,971	ABSTAIN: 36,978	BROKER NON-VOTES: 5,062,237

Pursuant to the foregoing votes, proposal four was approved.

5.                                      RE-APPROVAL OF THE PERFORMANCE GOALS UNDER THE COMPANY’S VALUE CREATION INCENTIVE PLAN

Proposal five was the re-approval of the performance goals under the Company’s Value Creation Incentive Plan.  The shares present were voted as follows:

FOR: 47,244,427	AGAINST: 575,992	ABSTAIN: 45,774	BROKER NON-VOTES: 5,062,237

Pursuant to the foregoing votes, proposal five was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: May 13, 2016	By:	/s/ Timothy J. FitzGerald
	Name:	Timothy J. FitzGerald
	Title:	Vice President and Chief Financial Officer